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                                                                       EX-10.112
                               CORPORATE GUARANTEE


         In order to induce New York Life Insurance Company, New York Life Insurance and Annuity Corporation, Jackson Life Insurance Company, Teachers Insurance and Annuity Association and Equitable Life Assurance Society of the United States (herein, together with any successors and assigns, the "Noteholders") to purchase $100,000,000 in aggregate principal amount of the 6.66% Senior Notes due September 25, 2010 (herein the "Notes"), of Henry Schein, Inc. (the "Company"), and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter called the "Guarantor") hereby absolutely and unconditionally guarantees to the Noteholders the punctual payment when due, whether by acceleration or otherwise (including amounts which, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or any successor statute, would become due) in accordance with the terms thereof, of the principal of, interest on and make-whole amount as well as all other sums payable with respect to, claims of every nature and description of the Noteholders against the Company , including but not limited to, the Notes, dated September 25, 1998 made by the Company in favor of the Noteholders, pursuant to the separate Note Purchase Agreements each dated as of September 25, 1998 between and the Noteholders, as same has been and may be amended from time to time (the "Note Purchase Agreements"), and all other sums now or which may become payable by the Company to the Noteholders pursuant to the terms of the Note Purchase Agreements and pursuant to the terms of any and all documents executed by the Company in favor of the Noteholders in furtherance of and with respect to the Note Purchase Agreements and the punctual performance of all indebtedness and obligations, joint or several, direct or indirect, matured or unmatured, liquidated or unliquidated, primary or secondary, absolute or contingent, of the Company to the Noteholders, now or hereafter owing or incurred (such amounts, sums, indebtedness and obligations (including, without limitation, those amounts payable under any of the Notes) being hereinafter collectively called the "Obligations"), (the "Guarantee").
         The Guarantor hereby grants to the Noteholders, full power, without notice to the Guarantor or to the Company , and without in any way affecting the joint and several obligations of any other Guarantor, to deal in any manner with the Company, the Obligations, the Guarantor, and any other guarantor of the Obligations including, without limitation, the following powers: (a) to modify or otherwise change any terms of all or any part of the Obligations, to grant any extension or renewal thereof and any other indulgence with respect thereto, to accept any partial payment or to effect any release, subordination, compromise or settlement with respect to the Company , the Obligations or the obligations of the Guarantor; (b) to enter into any agreement of forbearance with respect to all or any part of the Obligations of the Company or the obligations of any Guarantor or to change the terms of any such agreement; (c) to forebear from calling for collateral to secure any of the Obligations; and
(d) to consent to the substitution, exchange or release by the Noteholders, upon any substitution, exchange or release, whether or not the new collateral shall be of the same or a different character or value than the collateral, if any, surrendered by the Noteholders. This is a continuing guaranty of payment and not of collection.
         This Guarantee shall remain in full force and effect without regard to, and, to the extent permitted by applicable law, shall not be released, discharged or in any way affected by any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

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         The Guarantor waives any notice of the acceptance of this Guarantee, or of the creation, renewal or accrual of any of the Obligations, present or future, or of the reliance of any of the Noteholders upon this Guarantee. The Obligations shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guarantee, and all dealings between the Company and the Noteholders, shall likewise be presumed to be in reliance upon this Guarantee. The Guarantor waives protest, presentment, demand for payment (except to the extent provided to the contrary in the immediately succeeding paragraph), notice of default or nonpayment, and notice of dishonor to or upon the Guarantor, the Company or any other party liable for any of the Obligations.
         Upon the occurrence of an Event of Default (as defined in the Note Purchase Agreements), the Obligations of the Company and the obligations of the Guarantor to the Noteholders, whether direct or contingent, and of every description, shall, upon demand by the Noteholders, become immediately due and payable and shall be paid forthwith by the Guarantor, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Noteholders shall have their remedy under this Guarantee without being obliged to resort first to any collateral, other guarantee or security or to any other remedy or remedies to enforce payment or collection of the Obligations, and may pursue all or any of its remedies at one or at different times.
         In the event that any Noteholder shall receive any payments on account of any of the Obligations, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Noteholders that the same were improper, and any Noteholder pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, any such Noteholder, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Obligations or any of them. Moreover, this Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Guarantor for liquidation or reorganization, should the Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. The Guarantor assumes all risks of a bankruptcy or reorganization with respect to the Company.
         No delay on the part of the Noteholders, in exercising any power or right hereunder or under any of the Financing Agreements or any other documents executed by the Company shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or under any of the Financing Agreements (as defined below) or the failure to exercise same in any instance preclude any other or further exercise thereof or the exercise of any other power or right; nor shall the Noteholders, be liable for exercising or failing to exercise any such power or right; the right and remedies hereunder, or under any of the Financing Agreements expressly specified are cumulative and not exclusive of any rights or remedies which the Noteholders or any one in whose behalf either has acted or shall act as herein provided, or its or
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his or their transferee, may or will otherwise have.
         The Guarantor hereby waives and agrees not to exercise any rights against the Company arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Noteholders in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any setoff or counterclaim against the Company in respect of any liability of the Guarantor to the Company , and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by any of the Noteholders. The payment of any amount due with respect to any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to the Guarantor until the Obligations shall have been paid in full. Notwithstanding the foregoing sentence, if the Guarantor shall collect, enforce or receive any amount in respect of such indebtedness, such amount shall be collected, enforced and received by the Guarantor as trustee for the Noteholders, and paid over to the Noteholders (as same is defined in the Note Purchase Agreements) on account of the Obligations without affecting in any manner the liability of the Guarantor under any other provision of this Guarantee.
         The term the "Company" as used throughout this instrument shall include the individual or individuals, association, partnership, or corporation named herein as Henry Schein, Inc., and (a) any successor, individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of the Company shall have been transferred, (b) in the case of such successor which is a partnership, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (c) in the case of a such successor which is a corporation, any other corporation into or with which the Company shall have been merged, consolidated, reorganized, purchased or absorbed.
         This Guarantee shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of any Noteholder, and any transferee or subsequent holder of any of the Obligations and the Company .
         THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK OR SUFFOLK
COUNTIES OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING (BY CERTIFIED OR REGISTERED MAIL) OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT THE ADDRESS SPECIFIED BELOW THE SIGNATURE LINE HEREOF. THE GUARANTOR AGREES THAT A FINAL JUDGMENT (INCLUDING ANY APPLICABLE APPEALS) IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY
SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GUARANTOR FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST ANY NOTEHOLDER SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL
COURT


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SITTING IN NEW YORK COUNTY. THE GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO JURY
TRIAL WITH RESPECT TO THIS AGREEMENT AND THE NOTE PURCHASE AGREEMENTS AND ALL SCHEDULES ATTACHED TO THE NOTE PURCHASE AGREEMENTS (THE "FINANCING AGREEMENTS").
         NOTHING IN THIS GUARANTEE SHALL AFFECT THE RIGHT OF ANY NOTEHOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY NOTEHOLDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR, OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.
         TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
         The Guarantor has made an independent investigation of the Company and of the financial condition of the Company . The Noteholders have not made and do not make any representations as to the income, expense, operation, finances or any other matter or thing affecting the Company nor have the Noteholders made any representation as to the amount or nature of the Obligations of the Company to which this Guarantee applies as specifically herein set forth, and the Guarantor hereby expressly acknowledges that no such representations have been made. It is agreed that all understandings and agreements heretofore had between the parties hereto with respect to the subject matter hereof, including any agreements or documents referenced herein, are merged in this Guarantee, which alone, fully and completely, expresses their understanding.
         The Guarantor waives the right to interpose counterclaims or setoffs of any kind and description in any litigation arising hereunder with respect to any matter other than the subject matter hereof; and each of the Guarantor, the Company and the Noteholders waives the right in any litigation with the other (whether or not arising out of or relating to any Note) to trial by jury.
         All payments hereunder shall be made without any counterclaim or setoff, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature, which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing or other authority therein (excluding in the case of each Noteholder, net income and profit and franchise taxes imposed on such Noteholders by the jurisdiction under the laws of which such Noteholder is organized or any subdivision or taxing authority thereof or therein or by the United States or Canada or any taxing authority thereof) ("Taxes"), all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes are paid by any Noteholder, the Guarantor will pay to such Noteholder such additional amounts as may be necessary to ensure that such Noteholder receives the same net amount which it would have received had no reduction been made or Taxes paid.



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         The Guarantor shall, upon demand, pay to each Noteholder the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which it may reasonably incur in connection with enforcement of this Guarantee or the failure by the Guarantor to perform or observe any of the provisions hereof. The Guarantor agrees to indemnify and hold harmless each Noteholder from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, growing out of or resulting from this Guarantee or the exercise by any Noteholder of any right or remedy granted to it hereunder or under the other Financing Agreements, other than such items arising out of the gross negligence or willful misconduct on the part of such Noteholder or breach of this Guarantee by the Noteholder. If and to the extent that the aforesaid expense obligations of the Guarantor are unenforceable for any reason, the Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.
         Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Note Purchase Agreements.
         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the ____ day of September, 1998.

GUARANTOR:

_________________________________.


By:______________________________
   Name:
   Title:



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STATE OF NEW YORK                   )
                                    )  SS.:
COUNTY OF NASSAU                    )

          On the day of September, 1998, before me personally came , to me known, who, being duly sworn, did depose and say that he resides at ________________________, that he is the of , the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of such corporation.



                                                       Notary Public